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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) June 30, 1997
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                                 CHATCOM, INC.
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              (Exact Name of Registrant as Specified in Charter)



CALIFORNIA                         0-20462                       95-3746596
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)



9600 TOPANGA CANYON BOULEVARD, CHATSWORTH, CALIFORNIA           91311
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code 818/709-1778
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                                 CHATCOM, INC.


ITEM 5. OTHER EVENTS

        ChatCom, Inc., a California corporation (the "Company") issued a news release on June 30, 1997, a copy of which is hereby incorporated herein by reference, reporting the Company's preliminary fourth quarter results.

Attached as an exhibit to this report is a copy of the news release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             99.0 News Release dated June 30, 1997.


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                                 CHATCOM, INC.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

                                       ChatCom Inc.,
                                       a California corporation


Date: June 30, 1997                    By:  /s/ James B. Mariner
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                                            James B. Mariner, President
                                            and Chief Executive Officer



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